SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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Advisors Series Trust

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Orinda SkyView Multi-Manager Hedged Equity Fund
Orinda SkyView Macro Opportunities Fund

 (each, a series of Advisors Series Trust)

April __, 2014

Dear Shareholder:

I am writing to you about important proposals regarding your investment in the Orinda SkyView Multi-Manager Hedged Equity Fund and the Orinda SkyView Macro Opportunities Fund (each a “Fund” and together the “Funds”), each a series of Advisors Series Trust (the “Trust”).  A Special Meeting of Shareholders of the Funds will be held on June 3, 2014, at 10:00 a.m., Central Time (the “Special Meeting”) at the Trust’s principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The purpose of the Special Meeting is to seek your approval of the following proposals (the “Proposals”):

(1) Approval of an investment advisory agreement by and between the Trust, on behalf of the Funds, and Vivaldi Asset Management, LLC (“Vivaldi”);

(2) Approval of a “manager of managers” arrangement that would permit the Trust, on behalf of the Funds, and Vivaldi to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Vivaldi and the Trust, on behalf of the Funds, to sub-advise the Funds without obtaining shareholder approval, if the Board of Trustees of the Trust concludes that such arrangements would be in the best interests of the shareholders of the affected Fund (the “Manager of Managers Structure”); and

(3) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

With respect to Proposal 1, Orinda Asset Management LLC (“Orinda”), the Fund’s current investment adviser, has determined to resign as investment adviser to the Funds.  At a Meeting of the Board of Trustees of the Trust held on March 19-20, 2014, the Board, including a majority of the Independent Trustees, determined to approve the engagement of Vivaldi as investment adviser to the Funds, effective upon the resignation of Orinda.  Among other things, Vivaldi has agreed to reduce the advisory fee and operating expenses of the Funds.  As a result, shareholders are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Vivaldi in Proposal 1.  Upon the resignation of Orinda, the sub-advisory agreement with SkyView Investment Advisors, LLC, and with each of the other current sub-advisers to the Funds, will automatically terminate by operation of law.  Upon its engagement as adviser, and the completion of its due diligence of the sub-advisers, Vivaldi will make recommendations to the Board as to whether any changes to the current slate of sub- advisers would be appropriate.

Importantly, it is currently expected that Orinda will continue to remain involved in the Funds and will be engaged to provide certain services to both current and future shareholders of the Funds pursuant to an Investor Services Agreement with Vivaldi and the Funds.

With respect to Proposal 2, the Trust and Orinda had previously obtained certain relief (a “Multi-Manager Exemptive Order”) from the U.S. Securities and Exchange Commission (the “SEC”) which allows the Funds to operate pursuant to a Manager of Managers Structure.  Under this structure, Orinda as adviser and the Funds are permitted to enter into and materially amend sub-advisory agreements relating to a Fund without obtaining shareholder approval.  The current Multi-Manager Exemptive Order will become ineffective upon the resignation of Orinda as adviser.  As a result, in order to allow the Funds to continue to be operated pursuant to a Manager of Managers Structure with Vivaldi as the adviser, the Trust and Vivaldi have determined to seek an exemptive order from the SEC to permit the Manager of Managers Structure for the Funds with Vivaldi as adviser.  If Proposals 1 and 2 are approved by shareholders, Vivaldi and the Funds will be permitted to enter into and materially amend sub-advisory agreements relating to a Fund without obtaining shareholder approval.

Vivaldi has determined not to accept the engagement as investment adviser, and Orinda has agreed not to resign as investment adviser, unless and until (i) shareholder approval to the engagement of Vivaldi as investment adviser is obtained, and (ii) the Trust obtains a Multi-Manager Exemptive Order.

This package contains a Proxy Statement, other information regarding the Proposals and the materials to use when casting your vote.  Only shareholders of record as of the close of business on April 10, 2014, are entitled to vote at the Special Meeting.  Whether or not you expect to attend the Special Meeting please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The Proposals have been carefully reviewed by the Board of Trustees of the Trust.  After careful consideration, the Board of the Trust, including a majority of the Trust’s Independent Trustees, approved each of the above Proposals and recommends that you vote “FOR” each of the Proposals.

The questions and answers on the next few pages are provided to assist you in understanding the Proposals.  The Proposals are described in greater detail in the enclosed Proxy Statement.

Whether or not you are planning to attend the Meeting, we need your vote prior to June 3, 2014.  Voting is quick and easy.  Everything you need is enclosed.  To vote, you may use any of the following methods:

MAIL:  Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope.  BE SURE TO SIGN EACH CARD BEFORE MAILING IT.
PHONE: Please call the toll-free number on your proxy card.  Enter the control number on your proxy card and follow the instructions.
INTERNET:  Visit the website shown on your proxy card.  Enter the control number on your proxy card and follow the instructions.

If you have any questions before you vote, please call us toll-free at 1-877-XXX-XXXX.  Representatives are available Monday through Friday from 9 a.m. until 9 p.m., Eastern Time. Thank you for your participation in this important initiative.

Sincerely,

Douglas G. Hess
President
Advisors Series Trust

2

Important information to help you understand and vote on the proposals

Q & A: QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials.  For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Questions and Answers
Q.	What is the attached document and why are we sending it to you?
A.
The attached document is a Proxy Statement and is being provided to you by the Orinda SkyView Multi-Manager Hedged Equity Fund and the Orinda SkyView Macro Opportunities Fund (each, a “Fund” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”), a Delaware statutory trust, in connection with the solicitation of proxies to vote on two proposals (the “Proposals”).

Proposal 1 relates to a proposal to approve an investment advisory agreement by and between the Trust, on behalf of the Funds, and Vivaldi Asset Management, LLC (“Vivaldi”).

Proposal 2 relates to a proposal to approve a “manager of managers” arrangement that would permit Vivaldi and the Trust, on behalf of the Funds, to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Vivaldi and the Trust, on behalf of Funds, to sub-advise the Funds without obtaining shareholder approval, if the Board of Trustees (“Board”) of the Trust concludes that such arrangements would be in the best interests of the shareholders of the affected Fund (the “Manager of Managers Structure”).

The Proxy Statement contains the information that shareholders of the Funds should know before voting on the Proposals at the special meeting of shareholders (“Special Meeting”).

Q.	What are shareholders being asked to approve in Proposal 1?
A.
Orinda Asset Management LLC (“Orinda”), the Fund’s current investment adviser, has determined to resign as investment adviser to the Funds.  The Board has determined to approve the engagement of Vivaldi as investment adviser to the Funds, effective upon the resignation of Orinda.  Shareholder approval to the engagement of Vivaldi as investment adviser is required under applicable law.  As a result, you are being asked to approve a new investment advisory agreement by and between the Trust, on behalf of the Funds, and Vivaldi (the “Proposed Advisory Agreement”), under which Vivaldi will act as investment adviser for the Funds.  A copy of the Proposed Advisory Agreement is attached as Appendix A to this Proxy Statement.  The terms of the Proposed Advisory Agreement and the investment advisory agreement between Orinda, the Funds’ current adviser, and the Funds (the “Current Advisory Agreement”) are substantially similar, except the management fees under the Proposed Advisory Agreement are lower.

3

Q.	What will happen to the Funds if Proposal 1 is approved by shareholders?
A.
If Proposal 1 is approved by the Funds’ shareholders, the Funds will enter into the Proposed Advisory Agreement with Vivaldi and Vivaldi will become the Funds’ investment adviser, contingent upon (1) shareholder approval of Proposal 2 and (2) the receipt of certain relief (a “Multi-Manager Exemptive Order”) from the U.S. Securities and Exchange Commission (the “SEC”) which would allow Vivaldi to operate the Funds pursuant to a Manager of Managers Structure, much in the same way that Orinda currently manages the Funds.   In such event, the Current Advisory Agreement between the Funds and Orinda will terminate and Orinda will cease to be the Funds’ investment adviser.

In addition, upon the resignation of Orinda, each of the sub-advisory agreements currently in effect for the Funds, including the sub-advisory agreement with SkyView Investment Advisors, LLC (“SkyView”), will also terminate.  It is expected that once the Multi-Manager Exemptive Order is obtained, Vivaldi will make a recommendation to the Board as to whether any changes to the current slate of sub-advisers would be appropriate.  As a result, once Vivaldi is engaged as the investment adviser, the sub-advisers may or may not include any of the current sub-advisers to the Funds.  In addition, upon the resignation of Orinda and the engagement of Vivaldi as investment adviser to the Funds, the Funds will change their respective names to the “Vivaldi Orinda Hedged Equity Fund” and the “Vivaldi Orinda Macro Opportunities Fund”.

Q.	Will Proposal 1 have an effect on the advisory fees paid by the Funds or the Funds’ expenses?
A.	Yes. Among other things, Vivaldi has agreed to reduce the advisory fees and operating expenses of the Funds.
Q.	Will Orinda stay involved with the Funds?
A.
Yes.  Orinda will continue to remain involved with the Funds and will be engaged to provide certain services to both current and future shareholders of the Funds pursuant to an Investor Services Agreement with Vivaldi and the Funds.

Q.	What happens if Proposal 1 is not approved?

A.
If the shareholders of the Funds do not approve the Proposed Advisory Agreement with Vivaldi, Orinda will not resign and will remain the investment adviser to the Funds and the current sub-advisory agreements will not terminate.  In that event, the Board of the Trust will consider whether other appropriate actions, if any, are warranted.

Q.	What are shareholders being asked to approve in Proposal 2?

A.
Proposal 2 seeks the approval of a “manager of managers” arrangement that would permit the Trust, on behalf of the Funds, and Vivaldi to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Vivaldi and the Trust to sub-advise the Funds without obtaining shareholder approval, if the Board concludes that such an arrangement would be in the best interests of the shareholders of the affected Fund.

The Funds and Orinda had previously obtained a Multi-Manager Exemptive Order from the SEC which currently allows the Funds to operate pursuant to a Manager of Managers Structure.  Under this structure, Orinda as adviser and the Funds are permitted to enter into and materially amend sub-advisory agreements without obtaining shareholder approval.  The current Multi-Manager Exemptive Order will become ineffective upon the resignation of Orinda as adviser.  If Proposal 1 is approved by shareholders, then in order to allow the Funds to continue to be operated pursuant to a Manager of Managers Structure with Vivaldi as the adviser, the shareholders must approve the use of a Manager of Managers Structure for the Funds with Vivaldi as adviser and the Trust must obtain a new Multi-Manager Exemptive Order from the SEC.

4

Q.	How would the Manager of Managers Structure benefit the Funds?

A.
Vivaldi and the Board believe that it is in the best interests of shareholders to enable the Funds to continue to operate pursuant to a Manager of Managers Structure after the resignation of Orinda and the engagement of Vivaldi as adviser.  Use of the Manager of Managers Structure will  provide Vivaldi and the Board of the Trust with increased flexibility to recommend, supervise, evaluate and change sub-advisers for a Fund without incurring the significant delay and expense associated with obtaining prior shareholder approval, in the same way as currently in effect with Orinda as adviser

Without the Managers of Managers Structure, the Trust would be required to call and hold a shareholder meeting of a Fund before it appoints a sub-adviser or materially amends a sub-advisory agreement.  Additionally, the trust would have to seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change of control, even if there will be no change in the persons managing the Fund.  Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders.  This process is time-consuming and costly, and such costs are generally borne by a Fund, thereby reducing shareholders’ investment returns.  It is anticipated that the Manager of Managers Structure will permit the Funds to continue to operate more efficiently and cost-effectively than if the structure were discontinued.

Q.	Will Proposal 2 have an effect on the advisory fees paid by the Funds to Vivaldi or the quality of advisory services the Funds receive?

A.
No.  Proposal 2 will not affect the amount of investment advisory fees paid by the Funds to Vivaldi.  When entering into and amending sub-advisory agreements, Vivaldi will negotiate fees paid to the sub-advisers for their services.  The sub-advisory fees are paid out of Vivaldi’s investment advisory fee.  The fees paid to Vivaldi by the Funds are considered by the Board in approving and renewing advisory and sub-advisory agreements.

Q.	What happens if Proposal 2 is not approved?

A.
If the shareholders of the Funds do not approve the Manager of Managers Structure, Vivaldi will not accept engagement as the adviser to the Funds, Orinda will not resign and will remain the investment adviser to the Funds and the current sub-advisory agreements will not terminate.  In that event, the Board of the Trust will consider whether other appropriate actions, if any, are warranted.

Q.	What action has the Board taken?
A.	After careful consideration, the Board, including a majority of the Independent Trustees, approved the Proposals and authorized the solicitation by the Funds of proxies voting “FOR” the Proposals.

Q.	Who bears the expenses associated with the Proposals?
A.
Vivaldi and its affiliates will bear expenses associated with the Proposals.  The expenses include costs relating to preparation, printing and distribution of the Proxy Statement and the legal fees and accounting fees with respect to the Proposals and Proxy Statement and expenses of holding the Special Meeting and soliciting shareholder votes.  The Funds will not incur any expenses in connection with the Proposals.

5

Q.	Who is AST Fund Solutions?
A.
AST Fund Solutions is a third party proxy vendor that Orinda has engaged to contact shareholders and record proxy votes.  In order to hold the Special Meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help to prevent the need to call you to solicit your vote.  AST Fund Solutions is not an affiliate of the Trust.

Q.	Who is eligible to vote?
A.
Shareholders of record of each Fund as of the close of business on April 10 2014 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each Proposal affecting their Fund presented at the Special Meeting.

Q.	I am a small investor. Why should I bother to vote?
A.
Your vote is needed to ensure that a quorum is present at the Special Meeting so that the Proposals can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate, including small investors.  If other shareholders like you do not vote, the Funds may not receive enough votes to go forward with the Special Meeting.  If this happens, the Proposals would be delayed, and we may need to solicit votes again, which increases costs.

Q.	How do I place my vote and whom do I call for more information?
A.
You may vote your shares by any of the following methods: (1) call the telephone number provided on the enclosed proxy card; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on June 3, 2014 and vote in person.  Please refer to your proxy card for further instructions on how to vote.

Q.	Where can I find additional information?

A.	The following pages give you additional information about the Proposals on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

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TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	i
INSTRUCTIONS FOR EXECUTING PROXY CARDS	iii
PROXY STATEMENT	1
BACKGROUND	2
PROPOSAL 1 - Approval of an Investment Advisory Agreement by and Between the Trust, on Behalf of the Funds, and Vivaldi Asset Management, LLC	5
PROPOSAL 2 - To Approve the Manager of Managers Structure	9
ADDITIONAL INFORMATION	11
OTHER BUSINESS	13
SUBMISSION OF SHAREHOLDER PROPOSALS	13
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES	13
AND THEIR NOMINEES	13
SOLICITATION OF SHAREHOLDER VOTE	13
QUORUM AND REQUIRED VOTE FOR THE FUNDS	13
HOUSEHOLDING	14
APPENDIX A	A-1
APPENDIX B	B-1

Orinda SkyView Multi-Manager Hedged Equity Fund
Orinda SkyView Macro Opportunities Fund
(each, a series of Advisors Series Trust)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JUNE 3, 2014

A Special Meeting of Shareholders (the “Special Meeting”) of the Orinda SkyView Multi-Manager Hedged Equity Fund and the Orinda SkyView Macro Opportunities Fund (each, a “Fund” and together the “Funds”), each a series of Advisors Series Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor, on June 3, 2014, at 10:00 a.m., Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposals, by the shareholders of each Fund voting separately:

Proposal 1:	Approval of an investment advisory agreement by and between the Trust, on behalf of the Funds, and Vivaldi Asset Management, LLC (“Vivaldi”);

Proposal 2:
Approval of a “manager of managers” arrangement that would permit the Trust, on behalf of the Funds, and Vivaldi to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Vivaldi and the Trust to sub-advise the Funds without obtaining shareholder approval, if the Board of Trustees of the Trust concludes that such arrangements would be in the best interests of the shareholders of the affected Fund; and

Proposal 3:	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust has fixed the close of business on April 10, 2014 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Jeanine M. Bajczyk
Secretary
Advisors Series Trust

__________, 2014

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
			REGISTRATION	VALID SIGNATURE
	A.	1)	ABC Corp.	John Smith, Treasurer
		2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

	B.	1)	ABC Corp. Profit Sharing Plan	Jane Smith, Trustee
		2)	ABC Trust	Jane Smith, Trustee
			Jane Smith, Trustee u/t/d 12/28/78

	C.	1)	John Smith, Cust. f/b/o John Smith, Jr. UGMA	John Smith

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the Proxy Statement and have your proxy card handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found in the shaded box on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

  Orinda SkyView Multi-Manager Hedged Equity Fund
Orinda SkyView Macro Opportunities Fund

(each, a series of Advisors Series Trust)

To be held on June 3, 2014

This Proxy Statement is furnished in connection with a solicitation of proxies to be used at the special meeting of shareholders of the Orinda SkyView Multi-Manager Hedged Equity Fund (the “Multi-Manager Hedged Equity Fund”) and the Orinda SkyView Macro Opportunities Fund (the “Macro Opportunities Fund”) (each a “Fund” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”), and at any adjournments thereof, to be held on June 3, 2014 at 10:00 a.m., Central Time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor, (the “Special Meeting”).

The purpose of the Special Meeting is to consider and act upon the following proposals (the “Proposals”) by the shareholders of each Fund voting separately:

Proposal 1:	Approval of an investment advisory agreement by and between the Trust, on behalf of the Funds, and Vivaldi Asset Management, LLC (“Vivaldi”);
Proposal 2:
Approval of a “manager of managers” arrangement that would permit the Trust, on behalf of the Funds, and Vivaldi to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Vivaldi and the Trust to sub-advise the  Funds without obtaining shareholder approval, if the Board of Trustees (“Board” or “Trustees”) of the Trust concludes that such arrangements would be in the best interests of the shareholders of the affected Fund (the “Manager of Managers Structure”); and

Proposal 3:	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Trust.

Shareholders of record at the close of business on the record date established as April 10, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are available at the following website – www.________________ – and are being mailed to Shareholders on or about April ____, 2014.

LEGAL_US_E # 109263770.2

1

BACKGROUND

Orinda Asset Management, LLC (“Orinda”) currently provides investment advisory services to the Funds pursuant to an investment advisory agreement with the Trust dated March 29, 2011, as amended (the “Current Advisory Agreement”).  The Current Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, on December 6, 2013.  SkyView Investment Advisors, LLC (“SkyView”) acts as lead sub-adviser to each Fund.  In addition, each Fund has retained the services of a number of sub-advisers to manage a portion of each Fund’s portfolio.  The Trust, on behalf of the Funds, and Orinda had previously obtained an order (the “Multi-Manager Exemptive Order”) from the U.S. Securities and Exchange Commission (the “SEC”) which currently allows the Funds to operate pursuant to a Manager of Managers Structure.  Under this structure, Orinda as adviser, and the Funds are permitted to enter into and materially amend sub-advisory agreements relating to a Fund without obtaining shareholder approval.

Orinda has determined to resign as investment adviser to the Funds.  However, Orinda will continue to remain involved in the Funds and will be engaged to provide certain services to both current and future shareholders of the Funds pursuant to an Investor Services Agreement with Vivaldi and the Funds.  Upon the resignation of Orinda, the sub-advisory agreement with SkyView, and with each of the other sub-advisers to the Funds, will automatically terminate by operation of law.  Upon its engagement as investment adviser, and the completion of its due diligence, Vivaldi will make recommendations to the Board as to whether any changes to the current slate of sub-advisers would be appropriate.  In addition, the current Multi-Manager Exemptive Order will become ineffective upon the resignation of Orinda as adviser.

At a meeting of the Board of Trustees of the Trust held on March 19-20, 2014, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act")) (”Independent Trustees”) determined to approve the engagement of Vivaldi as investment adviser to the Funds, effective upon the resignation of Orinda.  In addition, in order to allow the Funds to continue to be operated pursuant to a Manager of Managers Structure with Vivaldi as the adviser, the Board authorized the Funds to seek shareholder approval of the use of a Manager of Managers Structure with Vivaldi as adviser and to seek from the SEC a new Multi-Manager Exemptive Order.  Vivaldi has determined not to accept the engagement as investment adviser, and Orinda has agreed not to resign as investment adviser, unless and until (i) shareholder approval to the engagement of Vivaldi as investment adviser is obtained, (ii) shareholders approve a Manager of Managers Structure for the Funds with Vivaldi acting as adviser and (iii) the Trust obtains a Multi-Manager Exemptive Order from the SEC which would allow Vivaldi to operate the Funds pursuant to a Manager of Managers Structure, much in the same way that Orinda currently manages the Funds.

At the meeting held on March 19-20, 2014, the Board considered and approved a form of investment advisory agreement by and between the Trust, on behalf of the Funds, and Vivaldi, a copy of the form of which is attached to this Proxy Statement as Appendix A (the “Proposed Advisory Agreement”).  Based on information that the Board received from Orinda and Vivaldi, the Board, including all of the Independent Trustees, unanimously concluded that it is in the best interests of the Funds and their shareholders to approve the Proposed Advisory Agreement and to approve the Manager of Managers Structure with Vivaldi acting as adviser and recommended that the Proposed Advisory Agreement and the Manager of Managers Structure be submitted to the Funds’ shareholders for approval.

2

If the Proposed Advisory Agreement and Manager of Managers Structure is approved by shareholders and the Trust obtains a Multi-Manager Exemptive Order from the SEC, then Orinda will resign as investment adviser under the Current Advisory Agreement and the Current Advisory Agreement will terminate.  The Funds will enter into the Proposed Advisory Agreement with Vivaldi and Vivaldi will become the Funds’ investment adviser.  In addition, upon the resignation of Orinda, each of the sub-advisory agreements currently in effect for the Funds, including the sub-advisory agreement with SkyView, will also terminate.  It is expected that once the Multi-Manager Exemptive Order is obtained, Vivaldi will present a new slate of sub-advisers to the Board for their approval.  These sub-advisers may or may not include any of the current sub-advisers to the Funds.  In addition, upon the resignation of Orinda and the engagement of Vivaldi as investment adviser to the Funds, the Funds will change their respective names to the “Vivaldi Orinda Hedged Equity Fund” and the “Vivaldi Orinda Macro Opportunities Fund”.

The proposals will not impact other services provided to the Funds.  The Funds will continue to employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor (“Third Party Service Providers”) as currently utilized by the Funds.

Considerations and Recommendation of the Board of Trustees.

At a Meeting of the Board of Trustees of the Trust held on March 19-20, 2014, Orinda advised the Board of its determination to resign as investment adviser to the Funds.  Orinda also recommended to the Board that Vivaldi be engaged as investment adviser to the Funds following Orinda’s resignation.  In making this recommendation, Orinda advised the Board that it believed that the appointment of Vivaldi to manage the Funds would be in the best interests of the Funds and their shareholders.

Orinda advised the Board that it has determined that the resources and costs required to continue to effectively manage, supervise and grow a sophisticated investment company alternative funds manager of managers program, such as that offered by the Funds, was not consistent with its future business plans. Orinda advised the Board that it continued to believe in the Funds, and continued to believe that the Funds could play a valuable role in the investment portfolio for many investors.  However, Orinda believed that the Funds’ shareholders would be better served if Vivaldi took control of the Funds’ investment program, including the oversight of the Funds’ sub-advisers and decisions regarding recommendations to hire and dismiss sub-advisers.  Orinda recommended Vivaldi, in part, due to the expertise and experience of its investment team, noting that its experience in niche markets and alternative investment strategies could provide shareholders the benefit of an expanded breadth of knowledge and a wider range of investment strategies to be utilized to meet the Funds’ investment objectives.  The Board also considered that the principals of Vivaldi had a history of investing in and performing due diligence on alternative managers.

The Board also took into account Orinda’s desire to remain involved in the Funds and to service the Funds’ investors, most of whom were introduced to the Funds by Orinda and with whom Orinda maintains relationships.  Orinda also stated that it wished to assist in growing the Funds in the future.  Orinda noted that it was not exiting the money management business and that it would continue to act as investment adviser for individuals and funds, such as the Orinda Income Opportunities Fund, which was also overseen by the Board.

The Board received information and considered that Orinda would be receiving certain payments from Vivaldi in the event Vivaldi becomes adviser to the Funds.  The Board considered that these payments were expected to include an initial lump sum cash payment at the time of Orinda’s resignation as the investment adviser of the Funds and the effectiveness of Vivaldi’s advisory agreement with the Funds, and a continuing monthly payment thereafter based on a percentage of the aggregate assets under management of the Funds.  The Board considered that the initial and subsequent monthly payments would be made by Vivaldi, from its own assets, as long as Vivaldi or its affiliate is the investment adviser to a Fund.  The Board considered that in exchange for these payments, Orinda agreed to, among other things i) resign as the investment adviser to the Funds and assist and recommend Vivaldi in becoming appointed by the Board and the shareholders of each Fund as the new investment adviser of the Funds, ii) enter into an Investor Services Agreement with Vivaldi and the Funds to provide certain continuing shareholder services to the Funds’ shareholders, and iii) provide certain fund share marketing services targeted at broker-dealer and registered investment adviser wholesalers (“fund wholesalers”).  The Board noted that Orinda has also granted Vivaldi a right and license to use the name “Orinda” as part of the name of the Funds and in the business operations of the Funds.

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           The Board considered that Vivaldi would agree to materially reduce the advisory fee paid by the Funds from 2.30% to 1.75% of each Fund’s average daily net assets.  The Board also considered that Vivaldi had agreed to materially reduce each Fund’s expense cap from 2.75% for Class A and 2.44% for Class I of the Multi-Manager Hedged Equity Fund to 2.45% and 2.15%, respectively and from 2.76% for Class A and 2.46% for Class I of the Macro Opportunities Fund to 2.55% and 2.25%, respectively.  The Board also considered that Vivaldi would pay all costs and expenses associated with obtaining shareholder approval to their engagement as adviser to the Funds.

In considering Orinda’s recommendation to engage Vivaldi, the full Board, which includes a majority of Independent Trustees, also took into consideration, among other things, the nature, extent and quality of the services to be provided by Vivaldi under the Proposed Advisory Agreement.  The Board considered Vivaldi’s specific responsibilities in all aspects of day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of Vivaldi that would be involved in the day-to-day activities of the Funds, noting that many of these individuals specialize within Long/Short equity and arbitrage type strategies which aligns with the strategies employed by the Funds.  The Board also considered that Vivaldi Capital Management, LLC (“VCM”) is an SEC registered investment adviser whose primary focus is performing the investment and operational due diligence on strategies for their hedge fund platform and that VCM has 18 approved hedge fund managers on their platform.  The Board considered that Vivaldi was launched in 2013 to be the adviser to products registered under the 1940 Act and is comprised of the same principals that perform services for VCM.

The Board also considered the resources and compliance structure of Vivaldi, including information regarding its compliance program and its chief compliance officer.  After discussion, the Board concluded that Vivaldi had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Proposed Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by Vivaldi and the structure of the fees under the Proposed Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of each Fund, the Board reviewed and compared each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by Vivaldi or its affiliates.  The Board viewed such information as a whole as useful in assessing whether Vivaldi would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.  The Board also considered economies of scale that would be expected to be realized by Vivaldi as the assets of the Funds grow.

The Board took note and considered that upon the effectiveness of the resignation of Orinda, the current sub-advisory agreements for the Funds would automatically terminate and that Vivaldi had committed, upon the completion of its due diligence, to recommend to the Board for their approval the re-engagement of one or more of the current sub-advisers and/or the engagement of new sub-advisers.  The Board noted that these sub-advisers may or may not include any of the current sub-advisers to the Funds.  The Board also considered that the names of the Funds would change.

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The Board also considered that the Trust, on behalf of the Funds, and Orinda had previously obtained a Multi-Manager Exemptive Order from the SEC which currently allows the Funds to operate pursuant to a Manager of Managers Structure and that upon the resignation of Orinda as adviser to the Funds, the Multi-Manager Exemptive Order will become ineffective.  The Board considered that in order to allow the Funds to continue to be operated pursuant to a Manager of Managers Structure with Vivaldi as the adviser, it would be appropriate for shareholders to approve a Manager of Managers Structure with Vivaldi as adviser and for the Trust to seek from the SEC a new Multi-Manager Exemptive Order.  The Board also considered that Vivaldi would pay all costs and expenses associated with obtaining shareholder approval of the Manager of Managers Structure and a new Multi-Manager Exemptive Order from the SEC.

PROPOSAL 1 - APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF THE FUNDS, AND VIVALDI ASSET MANAGEMENT, LLC

Summary of the Current Advisory Agreement and the Proposed Advisory Agreement. The Proposed Advisory Agreement and the Current Advisory Agreement are substantially similar, except the management fees under the Proposed Advisory Agreement are lower.  A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Appendix A.  The following description of the Proposed Advisory Agreement is only a summary.  You should refer to Appendix A for the Proposed Advisory Agreement, and the description set forth in this Proxy Statement of the Proposed Advisory Agreement is qualified in its entirety by reference to Appendix A.

Description of Advisory Agreement.  Orinda has served as investment adviser to the Funds since their inception.  Orinda is providing these services pursuant to the terms of the Current Advisory Agreement with the Trust, dated March 29, 2011.  Vivaldi will provide services pursuant to the terms of the Proposed Advisory Agreement.  The Proposed Advisory Agreement will remain in effect for a period of two (2) years, unless sooner terminated.  After the initial two-year period, continuation of the Advisory Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.  Both the Current Advisory Agreement and the Proposed Advisory Agreement may be terminated by the Board or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Fund upon not more than 60 days’ notice, or by the adviser upon 60 days’ notice.

Advisory Services. Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that the adviser will provide certain investment advisory services to the Funds, including investment research and management, subject to the supervision of the Board.

Management Fees.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that the Funds will pay the adviser a fee based on each Fund’s average daily net assets.  Under the Current Advisory Agreement and based on the current net assets of each Fund, the adviser is compensated for its investment advisory services at the annual rate of 1.96% of each Fund’s average daily net assets.  Under the Proposed Advisory Agreement, the adviser is compensated for its investment advisory services at the annual rate of 1.75% of each Fund’s average daily net assets.  The fee is computed daily and paid monthly.

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Brokerage Policies.  The Current Advisory Agreement and the Proposed Advisory Agreement authorize the adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and direct the investment adviser to use its best efforts to obtain the most favorable price.  In selecting a broker-dealer to execute a particular transaction, the adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis.  The adviser may cause the Funds to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research other services provided by the broker to the adviser.  However, both the Current Advisory Agreement and the Proposed Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the adviser determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.

Payment of Expenses.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that the adviser will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund, including any fee paid to sub-advisers engaged by the Funds.  The adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Funds (including brokerage commissions and other transaction or custodial charges).

Other Provisions.  Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the agreement on the part of the adviser, the adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.  Additionally, the Current Advisory Agreement and the Proposed Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreement should in any way constitute a waiver or limitation of any rights that a Fund’s shareholders may have under any federal securities laws.

Related Agreements. Pursuant to a separate Operating Expenses Limitation Agreement between Orinda and the Trust, on behalf of the Funds, Orinda has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit net annual fund operating expenses to 2.75% and 2.44% of average daily net assets of the Multi-Manager Hedged Equity Fund’s Class A and Class I shares, and 2.76% and 2.46% of average daily net assets of the Macro Opportunities Fund’s Class A and Class I shares, respectively.  These expense caps will remain in effect through at least June 27, 2014, and may be terminated only by Board.  If Vivaldi becomes the Funds’ investment adviser, pursuant to a separate proposed Operating Expenses Limitation Agreement between Vivaldi and the Trust, on behalf of the Funds, Vivaldi will contractually agree to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, leverage/borrowing interest, dividends paid on short sales, taxes and extraordinary expenses) in order to limit net annual fund operating expenses to 2.45% and 2.15% of average daily net assets of the Multi-Manager Hedged Equity Fund’s Class A and Class I shares, and 2.55% and 2.25% of average daily net assets of the Macro Opportunities Fund’s Class A and Class I shares, respectively.  These expenses cap would remain in effect through at least June 27, 2015, and may be terminated only by Board.  Under both agreements, the investment adviser may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date they were paid by that adviser, subject to the expense caps.

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Portfolio Managers.  Upon the engagement of Vivaldi as adviser, Michael Peck, CFA and Scott Hergott will be responsible for the day to day management of each of the Funds.  Currently, Craig Kirkpatrick is primarily responsible for the day to day management of each of the Funds.

Executive Officers and Directors of Vivaldi.  Information regarding the principal executive officers and directors of Vivaldi is set forth below.  The address of Vivaldi is 1622 Willow Road, Suite 101, Northfield, IL 60093.  The address for each of the persons listed below, as it relates to his duties with Vivaldi, is the same as that of Vivaldi.

Name	Position with Vivaldi
Chad Eisenberg, CPA	Chief Operating Officer
Randal Golden	Chief Financial Officer and Chief Compliance Officer
Scott Hergott	Director of Research and Co-Chief Investment Officer
Michael Peck, CFA	President and Co-Chief Investment Officer
David Sternberg	Chief Executive Officer

Additional Information about the Trust and Vivaldi.  The following is a list of the Trustees and executive officers of the Trust, their positions with the Trust, and their positions with Vivaldi, if any:

Name	Position with the Trust	Position with Vivaldi
Donald E. O’Connor	Independent Trustee	None
George J. Rebhan	Independent Trustee	None
George T. Wofford III	Independent Trustee	None
Gail C. Duree	Independent Trustee	None
Joe D. Redwine*	Interested Trustee, Chairman and Chief Executive Officer	None
Doug G. Hess	President and Principal Executive Officer	None
Cheryl L. King	Treasurer and Principal Financial Officer	None
Kevin J. Haden	Assistant Treasurer	None
Albert Sosa	Assistant Treasurer	None
Michael L. Ceccato	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	None
Jeanine M. Bajczyk, Esq.	Secretary	None

* Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC which acts as principal underwriter to the Fund.

Third Party Service Providers

Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, will continue to serve as the Funds’ independent registered public accounting firm and will audit the financial statements and the financial highlights of the Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will continue to serve as the administrator, transfer agent, and fund accountant for the New Funds.

U.S. Bank National Association (“U.S. Bank”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, will serve as the custodian for the portfolio securities, cash and other assets of the Funds.

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Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, WI 53202 will continue to serve as the Funds’ distributor.  USBFS, U.S. Bank and Quasar are affiliates.

Expenses.  All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by Vivaldi.

Required Vote. Approval of the Proposed Advisory Agreement with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.  If the Proposed Advisory Agreement is approved by each Fund’s shareholders, and the other conditions precedent to the implementation of the Proposed Advisory Agreement discussed immediately below are met, then it is expected to become effective on or around the date the Multi-Manager Exemptive Order is granted.  If the shareholders of a Fund do not approve the Proposed Advisory Agreement for the Fund, or the other conditions precedent are not met, Orinda will continue to serve as the investment adviser of the Fund.

The Proposed Advisory Agreement will not go into effect unless and until (1) shareholder approval of Proposals 1 and 2 are obtained, and (2) the Trust receives the Multi-Manager Exemptive Order from the SEC allowing Vivaldi to operate the Funds pursuant to a Manager of Managers Structure, much in the same way that Orinda currently manages the Funds.  In such event, the Current Advisory Agreement between the Funds and Orinda will terminate and Orinda will cease to be the Funds’ investment adviser.

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PROPOSAL 2 - TO APPROVE THE MANAGER OF MANAGERS STRUCTURE

Overview.  The Trust, on behalf of the Funds, and Orinda had previously obtained a Multi-Manager Exemptive Order from the SEC which currently allows the Funds to operate pursuant to a Manager of Managers Structure.  Under this structure, Orinda as adviser and the Funds are permitted to enter into and materially amend sub-advisory agreements relating to a Fund without obtaining shareholder approval.  Upon the resignation of Orinda as adviser to the Funds, the Multi-Manager Exemptive Order will become ineffective, as it is conditioned on Orinda serving as adviser to the Funds.  In order to allow the Funds to continue to be operated pursuant to a Manager of Managers Structure with Vivaldi as the adviser, the Board has authorized the Funds to seek to obtain shareholder approval of the use of a Manager of Managers Structure with Vivaldi as adviser and to seek from the SEC a new Multi-Manager Exemptive Order.

As a result, you are being asked to approve a “Manager of Managers Structure” for the Funds that would permit the Trust and Vivaldi to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Vivaldi and the Trust, on behalf of the Funds, to sub-advise the Funds without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the affected Fund.  The Board, including the Independent Trustees, has approved the use of a Manager of Managers Structure with Vivaldi as adviser, and any such arrangement utilized by the Funds would be subject to Board oversight and any conditions imposed by the SEC in either a rule or the Multi-Manager Exemptive Order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees).

If shareholders of a Fund approve Proposal 2, the corresponding Fund would be able to continue to employ a Manager of Managers Structure in the event that the Funds receive the Multi-Manager Exemptive Order from the SEC.  In that case, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the Multi-Manager Exemptive Order or any applicable rule adopted by the SEC regulating such arrangements.  It is expected that once the Multi-Manager Exemptive Order is obtained, Vivaldi will present a new slate of sub-advisers to the Board for their approval.  These sub-advisers may or may not include any of the current sub-advisers to the Funds and will be engaged pursuant to the terms of the Multi-Manager Exemptive Order.  In that event, shareholder approval will not be sought for the engagement of any sub-adviser that it not affiliated with Vivaldi.

Benefits to the Funds.  Based on the recommendation of Vivaldi, the Board believes that it is in the best interests of shareholders to enable the Funds to continue to employ the Manager of Managers Structure; which will provide Vivaldi and the Board with increased flexibility to recommend, supervise, evaluate and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Without the approval of the Manager of Managers Structure, the Trust would be required to call and hold a shareholder meeting of an affected Fund before it appoints a sub-adviser or materially amends a sub-advisory agreement.  Additionally, the Trust would have to seek shareholder approval of a new sub-advisory agreement if a sub-advisor undergoes a change of control, even if there will be no change in the persons managing the affected Fund.  Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the affected Fund’s shareholders.  This process is time-consuming and costly, and such costs are generally borne by the affected Fund, thereby reducing shareholders’ investment returns.  It is anticipated that a Manager of Managers Structure will permit the Funds to continue to operate efficiently and cost-effectively with Vivaldi as adviser.

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If shareholders approve this Proposal, the Board will continue to oversee the selection and engagement of sub-advisers for the Funds.  Further, the Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements.  Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually.  Prior to entering into, renewing or amending a sub-advisory agreement, the adviser and the relevant sub-adviser will have a legal duty to provide the Board with information relevant to its analysis regarding those advisory arrangements.

If shareholders of the Funds do not approve Proposal 2, Orinda will not resign as adviser, Vivaldi will not become the new adviser to the Funds and the current Multi-Manager Exemptive Order will remain in effect.

Effective on Fees and Quality of Advisory Services.  Proposal 2 will not affect the amount of advisory fees paid by the Funds to Vivaldi.  When entering into and amending sub-advisory agreements, Vivaldi will negotiate fees paid to the sub-advisers for their services.  The sub advisory fees will be paid out of Vivaldi’s investment advisory fee.  The fees paid to Vivaldi by the Funds will be considered by the Board in approving and renewing advisory and sub-advisory agreements.

Conditions for Establishing a Manager of Managers Structure.  Currently, the only means for establishing a Manager of Managers Structure is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder.  These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendments to such agreements.  The Trust, on behalf of the Funds, and Vivaldi have filed a request for such exemptive relief with the SEC.  Although there can be no assurance, the Funds and Vivaldi expect that the SEC will grant such exemptive relief.

If shareholders of a Fund approve Proposal 2, the Multi-Manager Exemptive Order is granted and Vivaldi becomes the adviser to the Funds.  Vivaldi and the corresponding Fund would be authorized to (1) engage new or additional sub-advisers; (2) enter into and modify existing sub-advisory agreements; and (3) terminate and replace sub-advisers without obtaining further approval of the Fund’s shareholders, provided that (a) the sub-adviser is not an “affiliated person” of Vivaldi or the Fund, other than by reason of serving as a sub-adviser to the Fund, and (b) the Board has approved the new or amended sub-advisory agreement.

Under the expected terms and conditions of the Multi-Manager Exemptive Order, if granted, Vivaldi and the Funds would be subject to several conditions.  For example, within 90 days of the hiring of a new sub-adviser, a Fund would be required to provide its shareholders with an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.  For a complete list of the expected terms and conditions to be imposed if the Multi-Manager Exemptive Order is granted, please refer to Appendix B.

There is no guarantee that the SEC will grant the Multi-Manager Exemptive Order, even if Proposal 2 is approved by the shareholders of the Funds.  Furthermore, the final terms and conditions to any such order may differ from the expected terms and conditions described in Appendix B hereto.  By approving Proposal 2, shareholders of the Funds are approving the operation of a Manager of Managers Structure with Vivaldi as adviser under any such terms or conditions, unless such terms and conditions differ materially from those set forth in Appendix B.

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Required Vote.  Approval of the Manager of Managers Structure with Vivaldi as adviser with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.  If the Manager of Managers Structure is approved by the Fund’s shareholders, and the other conditions precedent described below are met, then the Funds are expected to operate pursuant to the Manager of Managers Structure shortly thereafter.  If the Manager of Managers Structure is not approved by Fund shareholders, then Vivaldi has determined not to accept the engagement as investment adviser, and Orinda has agreed not to resign as investment adviser.  In that event, the Board will consider what actions, if any, may be appropriate.

The Manager of Managers Structure will not go into effect unless and until (1) shareholder approval of Proposals 1 and 2 are obtained, and (2) the Trust receives the Multi-Manager Exemptive Order from the SEC allowing Vivaldi to operate the Funds pursuant to a Manager of Managers Structure, much in the same way that Orinda currently manages the Funds.

Expenses.  All mailing, proxy solicitation and tabulation expenses associated with Proposal 2 will be borne by Vivaldi.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Vivaldi

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of Vivaldi or any of its affiliated companies.

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines.  The adviser may effect brokerage transactions through affiliates of the adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on the Record Date (April 10, 2014) will be entitled to be present and vote at the Special Meeting.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  As of that date, the following shares of the Funds were outstanding:

Fund	Class A Shares	Class I Shares
Orinda SkyView Multi-Manager Hedged Equity Fund
Orinda SkyView Macro Opportunities Fund

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund or Class of a Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of each Fund is deemed to be an “affiliated person” of the Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Fund.

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As of April 10, 2014, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of any class of each of the Funds.  As of April 10, 2014, the following shareholders were considered to be either a control person or an affiliated person of the Funds:

Orinda SkyView Multi-Manager Hedged Equity Fund – Class A

Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership

Orinda SkyView Multi-Manager Hedged Equity Fund – Class I

Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership

Orinda SkyView Macro Opportunities Fund – Class A

Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership

Orinda SkyView Macro Opportunities Fund – Class I

Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership

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OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI  53202.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of the Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person.  At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, please call us toll-free at 1-877-XXX-XXXX.

The Adviser expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of AST Fund Solutions.  AST Fund Solutions is expected to receive approximately $XXX,000 from the Adviser for the solicitation of proxies.  The Adviser will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the Proposals.

QUORUM AND REQUIRED VOTE FOR THE FUNDS

The presence in person or by proxy of the holders of record of forty percent (40%) of the shares of each of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.   Approval of Proposal 1 and Proposal 2 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.  Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

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Each Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.  Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposals.  Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposals.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.  With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

HOUSEHOLDING

In an effort to decrease costs, the Funds have only sent one copy of this Proxy Statement to multiple security holders sharing an address unless you have instructed us otherwise.  Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents.  If shareholders sharing the same address are receiving multiple copies of documents and would like to request delivery of a single annual report or proxy statement going forward, please send us your request to Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

For a free copy of the Funds’ latest annual and/or semiannual reports, call 1-800-540-6807, visit the Funds’ website at www.orindafunds.com or the SEC’s website at www.sec.gov or write to the Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

14

APPENDIX A

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

Vivaldi Asset Management, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [   ]th day of [     ], 2014, by and between Advisors Series Trust, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (the “Fund”) and the investment adviser of the Fund, Vivaldi Asset Management, LLC, a Delaware limited liability company (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

WHEREAS, the Advisor agrees to serve as the investment adviser for each Fund on the terms and conditions set forth herein; and

WHEREAS, the Advisor may retain one or more sub-advisors (the “Sub-Advisors”) to render portfolio management services to the Funds pursuant to investment sub-advisory agreements between the Fund, the Advisor and each such Sub-Advisor (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF ADVISOR. The Trust hereby appoints the Advisor and the Advisor hereby accepts such appointment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).  In rendering such services, the Advisor may, with the consent of the Board as described below, engage one or more Sub-Advisors to provide day-to-day management of all or a portion of the Funds’ portfolio, including the purchase and sale of securities held in the portfolios of the Funds, subject to the oversight and supervision of the Advisor.

2.   DUTIES OF ADVISOR.

(a)  GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Advisor (collectively, the “Investment Policies”).  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law and shall supervise and oversee any services provided by any Sub-Advisor to the Funds.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund (or delegate such responsibility to vote proxies), and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, valuations of Fund assets, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees; and (vii) subject to the authority of the Trust and exemptive relief sought from the U.S. Securities and Exchange Commission under Section 15(a) and Rule 18f-2 of the Investment Company Act, have full authority to retain Sub-Advisors to provide certain investment advisory services to the Fund, subject to the approval of the Board and the requirements of the Investment Company Act.  In accordance with clause (vii), the Advisor may delegate certain of its duties under this Agreement with respect to a Fund to a Sub-Advisor or Sub-Advisors (including the rights and obligations set forth in Section 2(b) below) by entering into Sub-Advisory Agreements with one or more Sub-Advisors and, except as otherwise permitted under the terms of any exemptive relief granted to the Trust and Advisor by the SEC, or by rule or regulation, the Advisor may only enter into Sub-Advisory Agreements or materially amend Sub-Advisory Agreements with the approval of the Board and the approval of the shareholders of the affected Fund.  The Advisor shall be responsible for overseeing the performance of the Sub-Advisors and recommending changes in Sub-Advisors as appropriate.  The Advisor may pay the Sub-Advisor a portion of the compensation received by the Advisor hereunder; provided, however, that the Advisor shall remain fully liable for all of its obligations under this Agreement.  It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of the Fund.

(b)  BROKERAGE.  In connection with the investment and reinvestment of the assets of each Fund, the Advisor is authorized (and can delegate to Sub-Advisors) to select the brokers, dealers or futures commission merchants that will execute purchase and sale transactions for each Fund’s portfolio, to execute for each Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers or futures commission merchants, including, but not limited to, ISDA agreements, and to use all reasonable efforts to obtain the best available price and most favorable execution (“best execution”) with respect to all such purchases and sales of portfolio securities for said portfolio provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.  The Advisor shall maintain records adequate to demonstrate compliance with the requirements of this section. Such records shall be made available to the Trust upon request.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities to clients for which it exercises investment discretion.  Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Advisor to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Advisor shall select as provided herein.  The Advisor further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time.  The Advisor shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Advisor except as expressly provided herein.

3.	REPRESENTATIONS OF THE ADVISOR.

  (a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

  (b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

  (c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

  (d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.      INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including affiliates of the Advisor, that may be f similar or different from that given to the Fund.

5.      ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include any compliance staff and personnel required by the Advisor and reasonably requested by the Board of Trustees.

6.      EXPENSES.

  (a)  With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Advisor’s request; (vi) the fees and expenses of any Sub-Advisor engaged to provide investment advisory services to the Fund; and (vii) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees).  If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

  (b)  The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

  (c)  The Advisor may voluntarily or contractually absorb certain Fund expenses.

  (d)  To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

  (e)  To the extent that the Advisor pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7.      INVESTMENT ADVISORY AND MANAGEMENT FEE.

  (a)  The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

  (b)  The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

  (c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

  (d)  The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

  (e)  The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

  (f)  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

  (g)  The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.      NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.      CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.   REPORTS AND ACCESS; APPROVAL.

(a)  The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)  The Trust agrees to provide the Advisor such information about the Trust and the Fund as is necessary and appropriate for the Advisor to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Advisor promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Advisor hereunder, the Trust agrees to provide the amendment to the Advisor prior to its adoption by the Board of Trustees.

(c)  The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.   ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a)  Except as otherwise provided herein, the Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Advisor and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied by the Advisor for inclusion therein.

(b)  Except as otherwise provided herein, the Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c)  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d)  Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)  No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.   NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.   TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.  The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.   TERM.

This Agreement shall be effective as of [      ] (the date it was first approved by the vote of a majority of the outstanding voting securities of each Fund in accordance with the Investment Company Act), and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the shareholders of a Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act, and the foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

15.   RIGHT TO USE NAME

The Advisor warrants that each Fund’s name is not deceptive or misleading and that the Advisor has rights to any distinctive name used by a Fund.  Any concern regarding copyright, trademark, or patent infringement with respect to the name used by a Fund shall be resolved by the Advisor.  Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Advisor.  Each Fund may use the name connected with the Advisor or any name derived from or using the name of the Advisor only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect.  Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Advisor.

It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes.  The Advisor undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Fund, the Advisor shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will  further refrain from using the Trust’s name; provided, however, that the Advisor may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by  the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “Vivaldi”, “Vivaldi Asset Management,” “VAM,” or any reasonable derivation of the same, is the property of the Advisor for copyright and all other purposes.  The Trust undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Advisor’s name and will further refrain from using the Advisor’s name; provided, however, that the Trust may continue to use the Advisor’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by the Advisor in writing prior to such use.

16.   TERMINATION; NO ASSIGNMENT.

(a)  This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b)  This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

17.   BOOKS AND RECORDS.  In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Advisor hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Trust’s request, provided, however, that Advisor may retain copies of any records to the extent required for it to comply with applicable laws. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the Investment Company Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

18.   NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

19.   ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes.  The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

20.   CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

21.   SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

22.   CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.   GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the series listed on Schedule A	VIVALDI ASSET MANAGEMENT, LLC

By: ____________________________	By: ___________________________
Name: Douglas G. Hess	Name:
Title: President	Title:

SCHEDULE A

Series or Fund of Advisors Series Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
Vivaldi Orinda Hedged Equity Fund	1.75%
Vivaldi Orinda Macro Opportunities Fund	1.75%

APPENDIX B

MANAGER OF MANAGERS EXEMPTIVE RELIEF CONDITIONS

Applicants’ Conditions:

Applicants agree that any order granting the requested relief will be subject to the following conditions:

1.
Before a Fund may rely on the order requested in the Application, the operation of the Fund in the manner described in the Application will be approved by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or, in the case of a Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Fund’s shares to the public.

2.
The prospectus for each Fund will disclose the existence, substance and effect of any order granted pursuant to this Application.  Each Fund will hold itself out to the public as employing the Manager of Managers Structure described in the Application. The prospectus will prominently disclose that the Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisors and recommend their hiring, termination, and replacement.

3.
The Funds will inform shareholders of the hiring of a new Sub-Advisor (other than an Affiliated Sub-Advisor) within 90 days after the hiring of that new Sub-Advisor pursuant to the Modified Notice and Access Procedures.

4.
The Advisor will not enter into a Sub-Advisory Agreement with any Affiliated Sub-Advisor without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

5.
At all times, at least a majority of the Board will be Independent Trustees, and the nomination and selection of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

6.
When a Sub-Advisor change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or the Affiliated Sub-Advisor derives an inappropriate advantage.

7.
Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then existing Independent Trustees.

8.
Each Advisor will provide the Board, no less frequently than quarterly, with information about the profitability of the Advisor on a per-Fund basis. The information will reflect the impact on profitability of the hiring or termination of any Sub-Advisor during the applicable quarter.

9.	Whenever a Sub-Advisor is hired or terminated, the Advisor will provide the Board with information showing the expected impact on the profitability of the Advisor.

10.
The Advisor will provide general management services to a Fund, including overall supervisory responsibility for the general management and investment of a Fund’s assets and, subject to review and approval of the Board, will (i) set a Fund’s overall investment strategies; (ii) evaluate, select, and recommend Sub-Advisors  to manage all or part of a Fund’s assets; (iii) when appropriate, allocate and reallocate a Fund’s assets among multiple Sub-Advisors ; (iv) monitor and evaluate the performance of Sub-Advisors ; and (v) implement procedures reasonably designed to ensure that the Sub-Advisors  comply with a Fund’s investment objective, policies and restrictions.

B-1

11.
No trustee or officer of the Trust or of a Fund, or director or officer of the Advisor, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a Sub-Advisor, except for (i) ownership of interests in the Advisor or any entity that controls, is controlled by, or is under common control with the Advisor; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a Sub-Advisor or an entity that controls, is controlled by, or is under common control with a Sub-Advisor.

12.	Each Fund will disclose in its registration statement the Aggregate Fee Disclosure.

13.
Any new Sub-Advisory Agreement or any amendment to an existing Advisory Agreement or Sub-Advisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by a Fund will be submitted to the Fund’s shareholders for approval.

14.
In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that in the order requested in the application, the requested order will expire on the effective date of that rule.

B-2

small barcode here

orinda MUTUAL FUNDS
FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR ADVISORS SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS of ORINDA SKYVIEW
MULTI-MANAGER HEDGED EQUITY FUND AND ORINDA
SKYVIEW MACRO OPPORTUNITIES FUND TO BE HELD ON
JUNE 3, 2014

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints Cheryl L. King and Doug J. Hess as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund (collectively, the “Funds”), each a series of Advisors Series Trust, to be held on ___________, 2014 at 10:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor, and any adjournments or postponements thereof (the “Special Meeting”).

SHAREHOLDER REGISTRATION PRINTED HERE (shows through lower window on outbound envelope) NOTE: red dotted line boxes are placeholders and are not printed on the final ballots	PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy statement.

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-XXX-XXXX.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

	SIGNATURE	DATE

This Proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.
	SIGNATURE (Joint Owners)	DATE

FOUR OPTIONS FOR VOTING YOUR PROXY

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-877-XXX-XXXX and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-888-XXX-XXXX and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

ORINDA SKYVIEW FUNDS
                      CONTROL NUMBER

123456789123

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  ☒

Proposal 1 - To Approve the new Investment Advisory Agreement for:	FOR	AGAINST	ABSTAIN
Orinda SkyView Multi-Manager Hedged Equity Fund	□	□	□
Orinda SkyView Macro Opportunities Fund	□	□	□

Proposal 2 - To Approve the Manager of Managers Structure for:	FOR	AGAINST	ABSTAIN
Orinda SkyView Multi-Manager Hedged Equity Fund	□	□	□
Orinda SkyView Macro Opportunities Fund	□	□	□

THANK YOU FOR VOTING